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                             PRUDENTIAL GOVERNMENT
                                SECURITIES TRUST
                         -----------------------------

                        (SHORT-INTERMEDIATE TERM SERIES)

                       SUPPLEMENT DATED JANUARY 31, 2001
                       PROSPECTUS DATED JANUARY 31, 2001

The Board of Trustees of Prudential Government Securities Trust (the Fund) has recently approved a proposal to exchange the assets and liabilities of Short-Intermediate Term Series (the Series) of the Fund for shares of Prudential Government Income Fund, Inc. (Government Income Fund). Class A and Class Z shares of the Series would be exchanged at net asset value for the respective Class A and Class Z shares of equivalent value of Government Income Fund.

The transfer has been approved by the Trustees of the Fund and by the Board of Directors of Government Income Fund and is subject to approval by the shareholders of the Series. The shareholders' meeting is currently scheduled to occur on March 22, 2001. A proxy statement/prospectus relating to the transaction is being mailed to the Series' shareholders with this supplement.

THE FUND NO LONGER ACCEPTS ORDERS TO PURCHASE OR EXCHANGE INTO SHARES OF ANY CLASS, EXCEPT FOR (1) CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS) THAT ARE CURRENTLY SHAREHOLDERS, AND SUCCESSOR OR RELATED PROGRAMS AND PLANS, (2) INVESTORS WHO HAVE EXECUTED A LETTER OF INTENT PRIOR TO AUGUST 24, 2000, (3) SHAREHOLDERS WHO HAVE ELECTED TO REINVEST DIVIDENDS AND/OR DISTRIBUTIONS AND (4) CURRENT SHAREHOLDERS PARTICIPATING IN AUTOMATIC INVESTMENT PLANS. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

MF111C3
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The investment objective of Government Income Fund is to seek high current return. The Government Income Fund normally invests at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury and obligations, including mortgage-related securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.